UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2023

T STAMP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3017 Bolling Way NE, Floors 1 and 2, Atlanta, Georgia 30305

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 806-9906

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	IDAI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Regain of Compliance with Nasdaq Listing Rule 5550(b)(1)

As previously disclosed, on April 3, 2023, T Stamp Inc. (the “Company”) received a notification letter from the Nasdaq Listing Qualifications Staff of The Nasdaq Stock Market LLC (the “Nasdaq”) indicating that the Company was not in compliance with Nasdaq’s Listing Rule 5550(b)(1) because the Company reported in its Form 10-K for the year ended December 31, 2022 stockholders’ equity below the minimum stockholders’ equity requirement of $2,500,000 (the “Stockholders’ Equity Requirement”). The notification had no immediate effect on the Company’s continued listing on the Nasdaq Capital Market, subject to the Company’s compliance with the other continued listing requirements. In accordance with Nasdaq rules, the Company has been provided 45 calendar days, or until May 18, 2023, to submit a plan to regain compliance (the “Compliance Plan”) with the listing rules for the Nasdaq Capital Market.

On April 14, 2023, the Company entered into a securities purchase agreement (the “SPA”) with a certain institutional investor, pursuant to which the Company agreed to issue and sell to the investor (i) in a registered direct offering, 563,380 shares (the “Shares”) of Class A Common Stock, par value $0.01 per share of the Company (the “Class A Common Stock”) at a price of $3.30 per share, and pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 1,009,950 shares of Class A Common Stock, at an exercise price of $0.001 per share of Class A Common Stock, and (ii) in a concurrent private placement, common stock purchase warrants (the “Private Placement Warrants”), exercisable for an aggregate of up to 1,573,330 shares of Class A Common Stock, at an exercise price of $3.30 per share of Class A Common Stock.

The securities issued in the registered direct offering were offered pursuant to the Company’s shelf registration statement on Form S-3 (File 333-271091) (the “Shelf Registration Statement”), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on April 3, 2023 and declared effective on April 12, 2023. The Pre-Funded Warrants are exercisable upon issuance and will remain exercisable until all of the Pre-Funded Warrants are exercised in full. Funds for the purchase of securities under the SPA were received on April 18, 2023.

As a result of the purchase of securities pursuant to the SPA, the Company believes it has regained compliance with Nasdaq Listing Rule 5550(b)(1).

The Company understands that Nasdaq will continue to monitor the Company’s ongoing compliance with the Stockholders’ Equity Requirement. If, at the time of its next periodic report, the Company does not evidence compliance with the Stockholders’ Equity Requirement, the Company may be subject to delisting.

Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey the uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on the current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements regarding compliance with Nasdaq rules, and our financial condition, growth, and strategies. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to our ability to regain compliance with Nasdaq’s continued listing requirements or otherwise maintain compliance with any other listing requirement of the Nasdaq Capital Market, the potential de-listing of our shares on the Nasdaq Capital Market, and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2022 and our Quarterly Reports on Form 10-Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.

By:	/s/ Gareth Genner
Name:	Gareth Genner
Title:	Chief Executive Officer

Dated: May 8, 2023